                                                                    EXHIBIT 3.9


                                                              PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                  ARTICLES OF INCORPORATION
                   (PREPARE IN TRIPLICATE)                    [X] DOMESTIC BUSINESS CORPORATION                               FEE
                                                                                                                            $75.00
                 COMMONWEALTH OF PENNSYLVANIA                 [ ] DOMESTIC BUSINESS CORPORATION
           DEPARTMENT OF STATE -- CORPORATION BUREAU              A CLOSE CORPORATION - COMPLETE BACK
       308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120
                                                              [ ] DOMESTIC PROFESSIONAL CORPORATION
                                                                  ENTER BOARD LICENSE NO.
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010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2906 B)
  Aerolink Maintenance, Inc.
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011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
  Cargo Building #1, Greater Pgh. International Airport, P.O. Box 12375
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012 CITY                                                     033 COUNTY               013 STATE                      064 ZIP CODE
  Pittsburgh                                                 Allegheny                   PA                            15231 (02)
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050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

  The Corporation shall have the following purposes:

  1.  To provide maintenance services to commercial aircraft; and

  2.  To engage in any lawful act concerning any or all lawful business for which corporations may be incorporated under the Act of
      May 5, 1933, P.L. 364, as amended, under the provisions of which this Corporation is incorporated.




(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
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The Aggregate Number Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:

040 Number and Class of Shares 1,000 common shares    041 Stated Par Value Per    042 Total Authorized      031 Term of Existence
                                                       Share if Any   $1.00        Capital $1,000.00         Perpetual

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The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator
                                         061, 062
060 Name                                 063, 064 Address           (Street, City, State, Zip Code)  Number & Class of Shares
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Stuart R. Kaplan, Esq.                   600 Grant Street, 42nd Floor                                One share of common
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                                         Pittsburgh, PA 15219
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                                         (ATTACH 8 1/2 X 11 SHEET IF NECESSARY)
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IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION
THIS 28th DAY OF July 1988.



                                                                  /s/ -
   -------------------------------------------------------        -------------------------------------------------------


   -------------------------------------------------------        -------------------------------------------------------

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                                                   - FOR OFFICE USE ONLY -
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030 FILED                                    002 CODE                   003 REV BOX    SEQUENTIAL NO.   100 MICROFILM NUMBER

                                             --------------------------
               JUL 29, 1988                  REVIEWED BY                                    1322                   88551462
                                                                        -----------------------------------------------------------
                                             /s/                        004 SICC           AMOUNT       001 CORPORATION NUMBER
                                             --------------------------
/s/                                          DATE APPROVED
                                                                                             $75                   1048035
                                                                        -----------------------------------------------------------

                                             --------------------------
                                             DATE REJECTED              CERTIFY TO     INPUT BY         LOG IN       LOG IN (REFILE)
                                                                        [ ] REV.
                                             --------------------------
       Secretary of the Commonwealth         MAILED  BY           DATE  [ ] L & I           /s/        JUL 29, 1988
            Department of State                                                        --------------------------------------------
       Commonwealth of Pennsylvania                                     [ ] OTHER      VERIFIED BY      LOG OUT      LOG OUT
                                                                                                                     (REFILE)

                                                                                            /s/
                                                                                       --------------------------------------------

P.O. [   ]

DSC5 SCL-204 (Rev. 81)                                               88551463
                                                                                  ------------------------------------
P.O. [  ] CO., 427 Fourth Ave., Pgh.,                                             Department of State Number
PA 15219
                                                                                  ------------------------------------
COMMONWEALTH OF PENNSYLVANIA                 CORPORATE                            ------------------------------------
    DEPARTMENT OF STATE                 REGISTRY INFORMATION                      [  ] Number
     CORPORATION BUREAU                         FOR
 308 NORTH OFFICE BUILDING              DEPARTMENTS OF STATE                      ------------------------------------
    HARRISBURG, PA 17120                    AND REVENUE                           ------------------ -----------------
                                                                                  Filing Period      Inc. Date
      FILING FEE: NONE                  (FILE IN TRIPLICATE)                                         3    4    5
                                                                                  ------------------ -----------------
                                                                                  ------------------ -----------------
                                                                                  Standard           Report Code
                                                                                  Industrial
                                                                                  Code
                                                                                  ------------------ -----------------

======================================================================================================================
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   [X] BUSINESS CORPORATION             [ ] NON-PROFIT CORPORATION              [ ] MOTOR VEHICLE FOR HIRE
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

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       Name of Corporation/Business                                                               Federal B.I.N.

       Aerolink Maintenance, Inc.                                                                 Applied For
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       Location of Initial Registered Office in Pennsylvania (Street/Route, City, County, State, Zip Code)

       Cargo Building #1, Greater Pittsburgh International Airport, P.O. Box 12376
       ---------------------------------------------------------------------------------------------------------------
       (Street and Number or R.D. Number and Box)

       Pittsburgh                              Allegheny                 PA                               15231
       ---------------------------------------------------------------------------------------------------------------
       (City or Town)                            (County)                (State)                          (Zip Code)
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       Mailing Address if different from #3 (location where correspondence, tax report forms, etc. are to be sent)

       N/A
       ---------------------------------------------------------------------------------------------------------------
       (Street and Number/or R.D. Number and Box)

       ---------------------------------------------------------------------------------------------------------------
       (City or Town)                            (County)                (State)                          (Zip Code)
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       Foreign corporations:  Location of proposed registered office (Street and Number,      Date Business Started
       Post Office, State)                                                                            in PA

       N/A
       -------------------------------------------------------------------------------------
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       Principal Officers (President, Vice President, Secretary, Treasurer)
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    A.  Name                                                       Title                     Social Security Number

      Terry E. Engel                                                President
------------------------------------------------------------------ ------------------------- -------------------------
    Home Address

      108 Firth Drive, Coraopolis, PA 15108
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    B.  Name                                                       Title                     Social Security Number

      Mathew Garland                                                Secretary/Treasurer
------------------------------------------------------------------ ------------------------- -------------------------
    Home Address

      111 Farm Crest Drive, Oakdale, PA 15071
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    C.  Name                                                       Title                     Social Security Number

------------------------------------------------------------------ ------------------------- -------------------------
    Home Address

----------------------------------------------------------------------------------------------------------------------
    D.  Name                                                       Title                     Social Security Number

------------------------------------------------------------------ ------------------------- -------------------------
    Home Address

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     Date and State of Incorporation or Organization
     Date:                      State:  Pennsylvania
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     Applicant is Operating as:
     [X]  Corporation         [ ]  An Individual         [ ]  Co-Partnership        [ ]  Joint Stock Association
     [ ]  Association of Individuals         [ ]  Other
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     Provide the Act of General Assembly or authority under which you are organized or incorporated
     (full citation of statute or status -- attach a separate sheet if more space is required)

                               Act of May 5, 1933, P.L. 364, as amended
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     Is the corporation authorized to Issue capital                   Amount of Capital paid in and Date
     stock?                                          No   (Yes)
     If yes, amount authorized?  1,000 common shares                  Amount:  none yet            Date:
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     Is the Corporation part of a system operating in Pennsylvania      [X] No    [ ] Yes
     If yes, provide parent's tax number, name and subsidiary corporation.
     (Attach a separate sheet listing subsidiary corporation).
     Tax Number:                       Name:
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     Corporation's fiscal year ends:                                  Standard Industrial Classification Code

     December 31                                                      7600
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     Describe principal Pa. [   ] activity to be engaged in, within one year of this application date (attach separate sheet if necessary)
     For Motor Vehicles:  Include routes to be traveled.

     Providing maintenance service to aircraft
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     For Foreign Corporations Only - provide [        ]

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

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE




                          CERTIFICATE OF INCORPORATION

                  OFFICE OF THE SECRETARY OF THE COMMONWEALTH

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

WHEREAS, The stipulations and conditions of the Law have been fully complied with by

                           AEROLINK MAINTENANCE, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

         Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                           GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 29th day of July in the year of our Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred thirteenth



                                        /s/  Secretary of the Commonwealth
                                        ---------------------------------------
                                             Secretary of the Commonwealth